EXHIBIT 25.1

                 STATEMENT OF ELIGIBILITY AND QUALIFICATION
                      OF INDENTURE TRUSTEE (FORM T-1)


                 -----------------------------------------
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           ----------------------

                                  FORM T-1

                          STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF
                 A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                --------------------------------------------
            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(B)(2)_____
                --------------------------------------------

                          THE CHASE MANHATTAN BANK
            (Exact name of trustee as specified in its charter)


New York                                                         13-4994650
(State of incorporation                                    (I.R.S. employer
if not a national bank)                                 identification No.)

270 Park Avenue                                                       10017
New York, New York                                               (Zip Code)
(Address of principal executive offices)

                             William H. McDavid
                              General Counsel
                              270 Park Avenue
                          New York, New York 10017
                            Tel: (212) 270-2611
         (Name, address and telephone number of agent for service)
              -----------------------------------------------

                        GS MORTGAGE SECURITIES CORP.
            (Exact name of obligor as specified in its charter)

Delaware                                                          13-6357101
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                           identification No.)

85 Broad Street
New York, New York                                                     10004
(Address of principal executive offices)                          (Zip Code)

-------------------------------------------------------------------------------
         Mortgage-Backed Certificates and/or Mortgage-Backed Notes
                    (Title of the indenture securities)

-------------------------------------------------------------------------------



                                  GENERAL

Item 1. General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                New York State Banking Department, Suite 2310, 5 Empire State Plaza,

                Albany, New York 12223. Board of Governors of the Federal Reserve System

                20th and C Street NW, Washington, D.C., 20551 Federal Reserve Bank of New York,

                District No. 2, 33 Liberty Street, New York, N.Y. 10045.

                Federal Deposit Insurance Corporation, 550 Seventeenth Street
                NW

                Washington, D.C., 20429.


         (b)    Whether it is authorized to exercise corporate trust powers.

                Yes.


Item 2. Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.


Item 16.    List of Exhibits

            List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         5.  Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8.  Not applicable.

         9.  Not applicable.


                                 SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 9th day of October, 2001.

                                            THE CHASE MANHATTAN BANK

                                            By  /s/ Thomas Venusti
                                                ------------------------------
                                                Thomas Venusti
                                                Trust Officer



                           Exhibit 7 to Form T-1

                              Bank Call Notice

                           RESERVE DISTRICT NO. 2
                    CONSOLIDATED REPORT OF CONDITION OF

                          The Chase Manhattan Bank
                of 270 Park Avenue, New York, New York 10017
                   and Foreign and Domestic Subsidiaries,
                  a member of the Federal Reserve System,

                 at the close of business June 30, 2001, in
          accordance with a call made by the Federal Reserve Bank
             of this District pursuant to the provisions of the
                            Federal Reserve Act.


                                                                                    Dollar Amounts
                                     ASSETS                                            in Millions
Cash and balances due from depository institutions:
      Noninterest-bearing balances and
      currency and coin....................................................                $21,536
      Interest-bearing balances............................................                 31,428
Securities:
Held to maturity securities................................................                    481
Available for sale securities..............................................                 60,903
Federal funds sold and securities purchased under
      agreements to resell.................................................                 42,824
Loans and lease financing receivables:
      Loans and leases held for sale.......................................                  3,856
      Loans and leases, net of unearned income     $155,575
      Less:  Allowance for loan and lease losses      2,276

      Loans and leases, net of unearned income and
      allowance............................................................                153,299
Trading Assets.............................................................                 66,636
Premises and fixed assets (including capitalized leases)...................                  4,468
Other real estate owned....................................................                     45
Investments in unconsolidated subsidiaries and
      associated companies.................................................                    353
Customers' liability to this bank on acceptances
      outstanding..........................................................                    346
Intangible assets
      Goodwill.............................................................                  1,785
      Other Intangible assets..............................................                  4,365
Other assets...............................................................                 19,923
                                                                                            ------
TOTAL ASSETS...............................................................               $412,248



                                LIABILITIES

Deposits
      In domestic offices.................................................                $ 137,865
      Noninterest-bearing......................................... $56,799
      Interest-bearing............................................  81,066
      In foreign offices, Edge and Agreement
      subsidiaries and IBF's..............................................                  113,924
      Noninterest-bearing.........................................  $6,537
      Interest-bearing............................................ 107,387
Federal funds purchased and securities sold under
agreements to repurchase..................................................                   65,474
Trading liabilities.......................................................                   39,611
Other borrowed money (includes mortgage indebtedness
      and obligations under capitalized leases)...........................                   10,573
Bank's liability on acceptances executed and outstanding..................                      346
Subordinated notes and debentures.........................................                    6,355
Other liabilities.........................................................                   14,772
TOTAL LIABILITIES.........................................................                  388,920
Minority Interest in consolidated subsidiaries............................                       89

                               EQUITY CAPITAL


Perpetual preferred stock and related surplus............................                        0
Common stock.............................................................                    1,211
Surplus (exclude all surplus related to preferred stock).................                   12,715
      Retained earnings..................................................                    9,985
      Accumulated other comprehensive income.............................                    (672)
Other equity capital components..........................................                        0
TOTAL EQUITY CAPITAL.....................................................                   23,239

TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                                  $412,248
                                                                                      ============

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                          JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                       WILLIAM B. HARRISON JR.)
                                       DOUGLAS A. WARNER III  )  DIRECTORS
                                       WILLIAM H. GRAY III    )